UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  January 5, 2005

REDWOOD EMPIRE BANCORP
(Exact number of Registrant as specified in its charter)

California	File No. 0-19231	68-0166366
(State or other jurisdiction of Incorporated or organization)	(Commission File Number)	(IRS Employer Identification No.)

111 Santa Rosa Avenue, Santa Rosa, California		95404-4905
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(707) 573-4800

Item 8.01.  Other Events and Regulation FD Disclosure

Press release regarding the following:

            Redwood Empire Bancorp declares quarterly cash dividend on its Common Stock.

Item 9.01.  Financial Statements and Exhibits
(c) Exhibits

99.       Press Release of Redwood Empire Bancorp dated January 5, 2005.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: 01-05-05	REDWOOD EMPIRE BANCORP
(Registrant)

By: /s/ Kim McClaran
Kim McClaran
Vice President and
Chief Financial Officer